EXHIBIT 10.1

ASSIGNMENT OF MEMBERSHIP

UNIT PURCHASE AGREEMENT

THIS ASSIGNMENT OF MEMBERSHIP UNIT PURCHASE AGREEMENT (the “Agreement”), dated as of the 18th day of July 2012 and effective as of July 1st, 2012 (the “Effective Date”), is made by and among Twin Cities Power Holdings, LLC (“TCPH”), a Minnesota Limited Liability Company, Twin Cities Power, L.L.C. (“TCP), A Minnesota Limited Liability Company and John O. Hanson (“HANSON”). TCPH, TCP and HANSON are jointly referred to as parties (“PARTIES”).

WHEREAS, TCP and Hanson entered into a Membership Unit Purchase Agreement on March 28th, 2012, as amended, (the “MUPA”). A copy of the MUPA is attached hereto, incorporated herein and marked as Exhibit A.

WHEREAS, TCP and HANSON entered into a First Amendment to Membership Unit Purchase Agreement on or about April 16, 2012 (the “First Amendment to Membership Unit Purchase Agreement”). A copy of the First Amendment to Membership Unit Purchase Agreement is attached hereto, incorporated herein and marked as Exhibit B.

WHEREAS, HANSON received four hundred and ninety-six (496) membership units (the “Membership Units”) of TCP pursuant to the MUPA.

WHEREAS, TCP has requested that HANSON agree to the assignment and substitution of the Financial Rights of Membership Units from TCPH in lieu of the Financial Rights of Membership Units of TCP which HANSON received in accordance with the MUPA.

WHEREAS, TCPH is the majority membership unit owner of TCP and has requested that TCP and HANSON agree to the assignment and substitution of the Financial Rights of Membership Units from TCPH in lieu of the Financial Rights of Membership Units of TCP which HANSON previously received in accordance with the MUPA.

WHEREAS, TCPH shall replace TCP as a party to the MUPA, and all obligations of TCP shall be assumed by TCPH.

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NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the PARTIES hereto mutually agree as follows:

1.	TCP Assignment. Subject to the terms and conditions of this Agreement, HANSON hereby assigns all of the Financial Rights to the four hundred and ninety-six (496) Membership Units of TCP which he owns pursuant to an Assignment Separate from Certificate. A copy of the Assignment Separate from Certificate is attached hereto, incorporated herein and marked as Exhibit C.
2.	TCPH Assignment. Subject to the terms and conditions of the MUPA, TCPH hereby assigns to HANSON the Financial Rights to four hundred and ninety-six (496) Membership Units of TCPH pursuant to Membership Unit Certificate No. “4”. A copy of Membership Unit Certificate No. “4” is attached hereto, incorporated herein and marked as Exhibit D.
3.	TCPH Assumption. TCPH hereby replaces TCP as a party to the MUPA and assumes all representations and obligations of TCP under the MUPA. By way of example and not limitation, TCPH assumes and hereby reaffirms all representations and warranties made by TCP in the MUPA as if the same representations and warranties, including, without limitation, the representations and warranties regarding the membership units, including those transferred under this Assignment, had been made by TCPH. By way of example and not limitation, TCPH also assumes and replaces TCP with respect to any remedies available to HANSON under the MUPA.
4.	Closing Deliveries. Upon execution of this Agreement (i) HANSON will deliver to TCP an Assignment Separate from Certificate whereupon the Financial Rights to four hundred and ninety-six (496) Membership Units of TCP shall be assigned to TCP (ii) TCPH will deliver to HANSON certificate No. 4 representing four hundred and ninety-six (496) Membership Units of TCPH (iii) TCPH will deliver an Action by Consent to HANSON accepting the responsibility and the obligation to carry out the terms of the MUPA.
5.	Notices. Under this Agreement if any party is required to give notice to another party, such notice shall be deemed given if delivered by a recognized overnight delivery service, or mailed first class, postage prepaid, and addressed as follows (or as subsequently noticed to the other party):

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If to HANSON:

John O. HANSON

1903 Grandview Avenue

Red Wing, Minnesota 55066

If to TCP:

Twin Cities Power, L.L.C.

Attn: Tim Krieger, President/CEO

16233 Kenyon Avenue, Suite 210

Lakeville, Minnesota 55044

If to TCPH:

Twin Cities Power Holdings, LLC

Attn: Tim Krieger, President/CEO

16233 Kenyon Avenue, Suite 210

Lakeville, Minnesota 55044

Notices delivered by overnight delivery shall be deemed received upon the date of deposit with the delivery service, if such date is a business day. Otherwise, the effective date for such notice shall be the first business day following deposit with the delivery service. Notices sent by mail shall be deemed received on the earlier of actual receipt or three business days after deposit in the U.S. mail as provided above.

6.	Applicable Law. This Agreement shall be construed and enforced in any State or Federal court in Minnesota in accordance with the laws of the State of Minnesota, irrespective of the domiciles of the PARTIES, that state in which the Agreement was executed, or any other factors affecting choice of law. If any portion of this Agreement is unenforceable under Minnesota Law, the balance of the Agreement shall remain in full force and effect.

7.	Binding Effect; Assignment Restricted. This Agreement shall be binding upon and inure to the benefit of the PARTIES hereto and their respective successors, permitted assigns and representatives. Neither party shall assign, transfer or convey any interest in this Agreement or, nor agree to do so, without the prior written consent of the other party.

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8.	Counterparts. This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, the PARTIES have executed and delivered this Agreement effective as of the date first written above.

JOHN HANSON:	Twin Cities Power, L.L.C.

/s/ John O. Hanson	/s/ Timothy Krieger
John O. HANSON	By:	Timothy S. Krieger
	Its:	President/CEO

Twin Cities Power Holdings, LLC

/s/ Timothy Krieger
	By:	Timothy S. Krieger
	Its:	President/CEO

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Consent by Bremer Bank, National Association

I, Terry L. Kriesel, Senior Vice President of Bremer Bank, National Association, do consent on behalf of Bremer Bank, National Association, as a secured party, to the forgoing Assignment of Membership Unit Purchase Agreement by and among Twin Cities Power, L.L.C., a Minnesota Limited Liability Company; Twin Cities Power Holdings, LLC, a Minnesota Limited Liability Company and John O. Hanson.

Bremer Bank, National Association

Dated: July 18, 2012	/s/ Terry L. Kriesel
	By:	Terry L. Kriesel
	Its:	Senior Vice President

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Consent by Members:

Timothy S. Krieger and DBJ 2001 Holdings, LLC, a Minnesota Limited Liability Company, who are the sole members of Twin Cities Power Holdings, LLC, hereby consent to and approve, on behalf of Twin Cities Power Holdings, LLC, the sale of 496 Member Units in Twin Cities Power Holdings, LLC (Financial Rights only) in accordance with and subject to the terms set forth in this Agreement and the MUPA and First Amendment to Membership Unit Purchase Agreement, which are incorporated herein by reference and marked as Exhibits A and B, respectively.

TIMOTHY S. KRIEGER

Dated: July 18, 2012	/s/ Timothy Krieger

DBJ 2001 HOLDINGS, LLC

Dated: July 18, 2012	/s/ David B. Johnson
	By:	David B. Johnson
	Its:	President

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Personal Guaranty by Timothy S. Krieger:

I, Timothy S. Krieger, executed a Personal Guaranty dated March 28th, 2012, (the “Guaranty”) guaranteeing, among other things, the repurchase of the membership units of TCP owned by HANSON and pledged to Bremer Bank, National Association, secured party, on or before December 31st, 2013 or at any time prior thereto if a default occurs related to the multiple loans by and between Bremer Bank and HANSON. A copy of the Personal Guaranty is attached hereto, incorporated herein and marked as Exhibit E. I hereby reaffirm all of my obligations under the Guaranty and further agree that where those obligations were previously triggered by an event involving membership units of TCP, those same obligations are now triggered by the same event involving membership units of TCPH. The Guaranty shall survive the assignment and substitution of the membership units of TCPH for the membership units of TCP. I waive any right of offset, defense or counterclaim with respect to the Guaranty, as amended, and my obligations under that document. I hereby consent to this Agreement.

TIMOTHY S. KRIEGER

Dated: July 18, 2012	/s/ Timothy Krieger

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FIRST AMENDMENT TO

MEMBERSHIP UNIT PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO MEMBERSHIP UNIT PURCHASE AGREEMENT ("Amended Agreement") is entered into by and between TWIN CITIES POWER, L.L.C., a Minnesota Limited Liability Company (the "SELLER"), and JOHN O. HANSON (the "PURCHASER") dated the 9th day of April 2012. The PURCHASER and SELLER are jointly referred to as PARTIES ("PARTIES").

1.	WHEREAS, the SELLER and PURCHASER entered into a Membership Unit Purchase Agreement on the 28th day of March 2012.

2.	WHEREAS, the SELLER and PURCHASER agreed, pursuant to the Membership Unit Purchase Agreement, to convert the debt of the PURCHASER to equity in the SELLER by purchasing the Financial Rights to 496 membership units of the SELLER.

3.	WHEREAS, the SELLER agreed, pursuant to the Membership Unit Purchase Agreement, to pay the PURCHASER prepaid distributions during the period in which the PURCHASER holds an equity interest in the Financial Rights to the 496 membership units of the SELLER.

4.	WHEREAS, the PARTIES wish to clarify the issuance of distributions paid by the SELLER other than prepaid distributions to the PURCHASER during any period in which the PURCHASER holds an equity interest in the Financial Rights to the 496 membership units of the SELLER prior to the repurchase of the membership units owned by the PURCHASER.

NOW, THEREFORE, in consideration of the covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the SELLER and PURCHASER, intending to be legally bound, hereby agree as follows:

1.	SECTION 2.8 DISTRIBUTIONS SHALL BE AMENDED

2.8 DISTRIBUTIONS

SELLER shall pay guaranteed monthly prepaid distributions to PURCHASER (or for the benefit of PURCHASER, as indicated below) according to the following schedule:

a.	$25,000 to Bremer Bank on or before February 1, 2012;

b.	$25,000 to Bremer Bank on or before March 1, 2012;

c.	$25,000 to Bremer Bank on or before April 1, 2012; and

d.	Commencing on May 1, 2012 and continuing on the first day of each subsequent month, SELLER shall pay monthly prepaid distributions as follows: a) to PURCHASER a payment of $5,000 per month and b) to Bremer Bank for the benefit of the PURCHASER a payment of $40,000 per month.

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(Collectively, such payments are referred to as “Prepaid Distributions”). SELLER shall pay monthly Prepaid Distributions until the Purchased Units are repurchased by SELLER. PURCHASER shall not be entitled to any other distribution issued by the SELLER prior to the membership units being repurchased by the SELLER or Timothy S. Krieger other than the Prepaid Distributions set forth herein.

2.	COUNTERPARTS

This Amended Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

3.	OTHER TERMS AND CONDITIONS

All other terms and conditions set forth in the Member Unit Purchase Agreement dated the 28th day of March 2012 shall remain in full force and effects except as herein amended by this Amended Agreement.

IN WITNESS WHEREOF, the PARTIES have executed and delivered this First Amendment to Membership Unit Purchase Agreement effective as of the date first written above.

PURCHASER:	SELLER:
TWIN CITIES POWER, L.L.C.

/s/ John O. Hanson	s/ Timothy S. Krieger
JOHN O. HANSON	By:	TIMOTHY S. KRIEGER
	Its:	President/CEO

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